SECURED BORROWINGS	12 Months Ended
Dec. 31, 2016
SECURED BORROWINGS [Abstract]
SECURED BORROWINGS
10.	SECURED BORROWINGS

The Company’s secured borrowings balance, net as of December 31, 2016 and 2015 are presented below (dollars in thousands):

	Outstanding principal balance as of		Weighted average interest rate(1) as of		Maturity date
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Securitization Notes	$139,741	$295,786	3.36%	3.38%	November 2033
Nord LB Facility	171,509	255,278	4.14%	4.04%	November 2018
CBA Facility	56,146	88,190	5.45%	5.02%	October 2020
Term Loan	404,016	427,781	4.41%	4.39%	February 2022
Fly Acquisition III Facility	113,045	—	2.88%	—	February 2022
Other Aircraft Secured Borrowings	980,967	663,069	3.50%	3.63%	September 2019 – June 2028
Unamortized debt discounts and loan costs	(33,439)	(34,393)
Total	$1,831,985	$1,695,711

(1)	Represents the contractual interest rates and effect of derivative instruments, and excludes the amortization of debt discounts and debt issuance costs.

The Company is subject to restrictive covenants under its secured borrowings which relate to the incurrence of debt, issuance of guarantees, incurrence of liens or other encumbrances, the acquisition, substitution, disposition and re-lease of aircraft, maintenance, registration and insurance of its aircraft, restrictions on modification of aircraft and capital expenditures, and requirements to maintain concentration limits.

The Company’s loan agreements include events of default that are customary for these types of secured borrowings. The Company’s failure to comply with any restrictive covenants, or any other operating covenants, may trigger an event of default under the relevant loan agreement. In addition, certain of the Company’s loan agreements contain cross-default provisions that could be triggered by a default under another loan agreement.

As of December 31, 2016, the Company was not in default under any of its secured borrowings.

Securitization Notes

At December 31, 2016, the Company’s subsidiary, B&B Air Funding, had $139.7 million principal amount outstanding on its aircraft lease-backed Class G-1 notes (the “Securitization Notes”), which were secured by nine aircraft. The final maturity date of the Securitization Notes is November 14, 2033.

The Securitization Notes bear interest at an adjustable interest rate equal to the current one-month LIBOR plus 0.77%. Interest expense also includes amounts payable to the provider of a financial guaranty insurance policy and the liquidity facility provider thereunder, as well as accretion on the Securitization Notes re-issued at a discount. Interest and any principal payments due are payable monthly. The Company has entered into interest rate swap contracts to mitigate the interest rate fluctuation risk associated with the Securitization Notes.

All cash collected, including sale proceeds from the aircraft financed by the Securitization Notes, is applied to service the outstanding balance of the Securitization Notes, after the payment of certain expenses and other costs, including interest, interest rate swap payments, and the fees to the policy provider in accordance with those agreements.

The Company may, on any future payment date, redeem the Securitization Notes in whole or from time to time in part for an amount equal to 100% of the outstanding principal amount, together with accrued and unpaid interest to, but excluding, the date fixed for redemption. Redemption prior to acceleration of the Securitization Notes may be of all or any part of the Securitization Notes. Redemption after acceleration of the Securitization Notes upon default may only be for all of the Securitization Notes.

The Securitization Notes are secured by (i) first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of B&B Air Funding; (ii) interests in the leases of the associated aircraft; (iii) cash held by the subsidiaries of B&B Air Funding; and (iv) rights under agreements with BBAM, the initial liquidity facility provider, hedge counterparties and the policy provider. Rentals paid under leases are placed in the collections account and paid out according to a priority of payments set forth in the indenture. The Securitization Notes are also secured by a lien or similar interest in any of the aircraft B&B Air Funding currently owns that are registered in the United States or Ireland. B&B Air Funding may not encumber the aircraft it currently owns or incur additional indebtedness except as permitted under the securitization-related documents.

B&B Air Funding is subject to operating covenants which relate to, among other things, its operations, disposition of aircraft, lease concentration limits, and restrictions on the modification of aircraft and capital expenditures. A breach of the covenants could result in the acceleration of the Securitization Notes and exercise of remedies available in relation to the collateral, including the sale of aircraft at public or private sale. In addition, the servicing agreement for B&B Air Funding includes servicer termination events as specified in the agreement.

In connection with the issuance of the Securitization Notes, B&B Air Funding entered into a revolving credit facility (“Securitization Note Liquidity Facility”) that provides additional liquidity of up to $60.0 million. Subject to the terms and conditions of the Securitization Note Liquidity Facility, advances may be drawn for the benefit of the Securitization Note holders to cover certain expenses of B&B Air Funding, including maintenance expenses, interest rate swap payments and interest on the Securitization Notes. Advances shall bear interest at one-month LIBOR plus a spread of 1.20%. A commitment fee of 0.40% per annum is due and payable on each payment date based on the unused portion of the Securitization Note Liquidity Facility. As of each of December 31, 2016 and 2015, B&B Air Funding had not drawn on the Securitization Note Liquidity Facility.

The financial guaranty insurance policy (the “Policy”) issued by the Policy Provider supports the payment of interest due on the Notes and the payment of the outstanding principal balance of the Securitization Notes on the final maturity date and, under certain circumstances, prior thereto. A downgrade of the policy provider’s credit rating or its failure to meet its obligations under the Policy will not have a direct impact on B&B Air Funding’s obligations or rights under the Securitization Notes.

Nord LB Facility

As of December 31, 2016, the Company had $171.5 million principal amount outstanding under its debt facility with Norddeutsche Landesbank Gironzentrale (the “Nord LB Facility”), which was secured by six aircraft. The Nord LB Facility is structured with loans secured by each aircraft individually. The loans are cross-collateralized and contain cross-default provisions. Borrowings are secured by Fly’s equity interests in the aircraft owning and leasing subsidiaries, the related leases, and certain deposits.

The loans under the Nord LB Facility bear interest at one-month LIBOR plus 3.30% until the final maturity date of November 14, 2018.

Under the terms of the Nord LB Facility, the Company applies 95% of lease rentals collected towards interest and principal. If no lease rental payments are collected in the applicable period for any financed aircraft, then no payment is due under the loan associated with that aircraft during such period. Any unpaid interest increases the principal amount of the associated loan.

In the event the Company sells any of the financed aircraft, substantially all sale proceeds (after payment of certain expenses) must first be used to repay the debt associated with such aircraft and second to repay the outstanding amounts which finance the remaining aircraft. In addition, any maintenance reserve amounts retained by the Company will be used to prepay the Nord LB Facility, provided such reserves are not required for future maintenance of such aircraft.

Upon termination or expiration of a lease other than by sale, no payments are due with respect to the outstanding loan associated with that aircraft until the earlier of (i) six months from such termination or expiration and (ii) the date on which the aircraft is re-leased. Interest during this period increases the outstanding balance under the facility. The Company must pay interest with respect to any aircraft that remains off-lease after six months, and if such aircraft continues to be off-lease after twelve months, the Company must pay debt service equal to 85% of the lease rate under the prior lease agreement. The lenders may require payment in full or foreclose on an aircraft that remains off-lease after 24 months, but may not foreclose on any other aircraft in the facility.

If the Company earns a 10% return on its equity investment after full repayment of the facility, the Company will pay Nord LB a fee equal to 10% of returns in excess of 10%, up to a maximum of $5.0 million.

An event of default with respect to the loan on any aircraft will trigger an event of default on the loans with respect to every other financed aircraft. A default by any of the aircraft owning entities in respect of obligations in excess of $10.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder would constitute an event of default.

CBA Facility

As of December 31, 2016, the Company had $56.1 million principal amount outstanding under its debt facility with Commonwealth Bank of Australia and CommBank Europe Limited (the “CBA Facility”), which was secured by four aircraft. Fly has guaranteed all payments under the CBA Facility. These loans are cross-collateralized and contain cross-default provisions. The final maturity date of each of the four loans is October 28, 2020.

The Company makes scheduled monthly payments of principal and interest on each loan in accordance with a fixed amortization schedule. If, upon the repayment of any loan, the ratio of the remaining principal amount outstanding under the CBA Facility to the aggregate appraised value of the financed aircraft is equal to or greater than 80%, the Company will be required to pay cash collateral in an amount sufficient to reduce this ratio to less than 80%.

Borrowings under the CBA Facility accrue interest at a fixed interest rate. As of December 31, 2016 and 2015, the weighted average interest rates on all outstanding amounts, excluding the amortization of debt discount and loan cost was 5.45% and 5.02%, respectively.

The CBA Facility includes certain operating covenants, including reporting requirements. A breach of the covenants could result in the acceleration of outstanding indebtedness under the CBA Facility, and exercise of remedies available in relation to the collateral.

Term Loan

As of December 31, 2016, the Company had $404.0 million principal amount outstanding under its senior secured term loan (the “Term Loan”), which was secured by 26 aircraft. Fly has guaranteed all payments under the Term Loan.

The Term Loan bears interest at three-month LIBOR, plus a margin of 2.75%, with a LIBOR floor of 0.75%.

On October 19, 2016, the Company amended the Term Loan to extend the maturity date from August 2019 to February 2022. In addition, until April 2017, the Term Loan can be prepaid in whole or in part for an amount equal to 101% of the outstanding principal amount being repaid. Thereafter, the Term Loan can be prepaid at par.

In connection with this amendment, the Company paid a one-time fee of 0.25% on the then outstanding principal amount under the Term Loan to its lenders. The Company also expensed $2.3 million as debt extinguishment costs.

During the year ended December 31, 2015, the Company wrote off approximately $2.1 million of unamortized loan costs and debt discounts as debt extinguishment costs in connection with a re-pricing of the Term Loan. There was no prepayment penalty associated with the re-pricing.

The Term Loan requires that the Company maintain a maximum loan-to-value ratio of 70.0% based on the lower of the mean or median of half-life adjusted base values of the financed aircraft as determined by three independent appraisers. The Term Loan also includes other customary covenants, including reporting requirements and maintenance of credit ratings.

The Term Loan contains certain concentration limits with respect to types of aircraft which can be financed in the Term Loan, as well as geographic and single lessee concentration limits. These concentration limits apply upon the acquisition, sale, removal or substitution of an aircraft. The Term Loan also includes certain customary covenants, including reporting requirements and maintenance of credit ratings.

An event of default under the Term Loan includes any of the aircraft owning entities defaulting in respect of obligations in excess of $50.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder.

Fly Acquisition III Facility

In February 2016, the Company, through a wholly-owned subsidiary, Fly Acquisition III Limited, entered into a revolving $385 million credit facility (the “Fly Acquisition III Facility”) to finance the acquisition of eligible aircraft. Borrowings are secured by the beneficial interests in Fly Acquisition III and each of its subsidiaries, the aircraft and related leases. The Fly Acquisition III Facility has an availability period expiring on February 26, 2019 and a maturity date of February 26, 2022. Fly has guaranteed Fly Acquisition III’s obligations under the facility.

As of December 31, 2016, the Company had $113.0 million principal amount outstanding, which was secured by four aircraft.

The Company pays a commitment fee of 0.50% per annum on a monthly basis to each lender on the undrawn amount of its commitment until the termination of the availability period; provided that at any time from and after March 26, 2017 through the end of the availability period, the commitment fee will increase to 0.75% per annum if at least 50% of the total amount of commitments have not been drawn.

The interest rate under the facility is based on one-month LIBOR plus an applicable margin. The applicable margin is 2.00% through the expiration of the availability period, and will increase to 2.50% from February 27, 2019 through February 26, 2020 and 3.00% from February 27, 2020 through the maturity date of the facility.

The Fly Acquisition III Facility contains financial and operating covenants, including a covenant that the Company maintain a tangible net worth of at least $325.0 million and a specified interest coverage ratio, as well as customary reporting requirements. Violation of any of these covenants could result in an event of default under the facility. Also, upon the occurrence of certain conditions, including a failure by the Company to maintain a minimum liquidity of at least $25.0 million, Fly Acquisition III will be required to deposit certain amounts of maintenance reserves and security deposits received under the respective leases into accounts pledged to the security trustee.

An event of default under the Fly Acquisition III Facility includes a default by the Company in respect of its recourse obligations in excess of $50.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder.

Other Aircraft Secured Borrowings

The Company has entered into other aircraft secured borrowings to finance the acquisition of aircraft, one of which is denominated in Euros. As of December 31, 2016, the Company had $981.0 million principal amount outstanding, which was secured by 19 aircraft. Of this amount, $509.8 million was recourse to the Company.

These borrowings are structured as individual loans secured by pledges of the Company’s rights, title and interests in the financed aircraft and leases. In addition, Fly may provide guarantees of its subsidiaries’ obligations under certain of these loans, and may be subject to financial and operating covenants in connection therewith. The maturity dates of these loans range from September 2019 to June 2028.

During the year ended December 31, 2016, the Company entered into five other aircraft secured borrowings totaling $469.6 million.

Future Minimum Principal Payments on Borrowings

During the year ended December 31, 2016, the Company made scheduled principal payments of $130.6 million on its secured borrowings and made additional payments of $318.5 million in connection with aircraft sold. The anticipated future minimum principal payments due for its secured borrowings are as follows (dollars in thousands):

Year ending December 31,
2017	$169,572
2018	288,150
2019	147,762
2020	162,914
2021	123,506
Thereafter	973,520
Future minimum principal payments due	$1,865,424